Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of ACE*COMM Corporation (the “Company”) on form 10-Q for the six months ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, pursuant to and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of ACE*COMM.

By: /s/ Steven R. Delmar
Steven R. Delmar
Senior Vice President
Chief Financial Officer

By: /s/ George T. Jimenez
George T. Jimenez
Chief Executive Officer

Date: February 14, 2006